ALLIANCE MORTGAGE SECURITIES INCOME FUND

ANNUAL REPORT
DECEMBER 31, 1995



LETTER TO SHAREHOLDERS                 ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

February 8, 1996

Dear Shareholder:

The U.S. bond market continued its impressive, broad-based rally over the past six months. Despite stronger economic growth, the rally strengthened, as restrained inflationary pressures and a more accommodative monetary policy buoyed investor confidence. Treasury and mortgage obligations both performed well, though mortgage returns were tempered by higher prepayment expectations. Across all major sectors of the U.S. fixed income market, longer-duration securities outperformed shorter-duration securities as interest rates for all maturities declined.

INVESTMENT RESULTS
Listed below is Alliance Mortgage Securities Income Fund's performance through the fiscal year ended December 31, 1995. Also shown is the return for the overall domestic mortgage securities market, represented by the Lehman Brothers
(LB) Mortgage-Backed Securities Index, and the average return for Lipper's universe of U.S. mortgage funds, which reflects performance of 58 funds (complete descriptions of these unmanaged benchmarks appear on page 4):


                               Twelve Months Ended December 31, 1995
                                            Total Return  Ending NAV
                                            ------------  ----------
  ALLIANCE MORTGAGE SECURITIES INCOME FUND
    Class A                                    +15.34%      $8.75
    Class B                                    +14.48%      $8.75
    Class C                                    +14.46%      $8.75

  LB MORTGAGE-BACKED SECURITIES INDEX          +16.80%

  LIPPER MORTGAGE FUNDS AVERAGE                +16.23%


The Fund's total returns are based on the net asset values of each class of shares as of December 31; additional investment results appear on page 3. Also provided on page 4 is a chart that shows the performance of a hypothetical $10,000 initial investment in Alliance Mortgage Securities Income Fund Class A shares over a 10-year period through the end of December.

ECONOMIC REVIEW
While the U.S. economy slowed in the first half of 1995, growth reaccelerated in the third quarter due to larger than expected increases in residential housing, government spending and business inventories. Fourth quarter economic growth was less robust, however. Retail sales remained weak despite significant discounting during the holiday season. Gains in real disposable income slowed and personal debt levels continued to escalate. Growth also remained sluggish in the manufacturing sector. The National Association of Purchasing Management
(NAPM) Index rose modestly to 47.3% in November but remained below 50% for five consecutive months. (A reading below 50% signals a slowdown in manufacturing output.)

Inflation data remain very favorable for the bond market. Broad price indices such as the Consumer Price Index and Producer Price Index have risen very modestly and labor costs remain under control. The benign inflation outlook and the chance of a significant federal government deficit reduction package may allow the Federal Reserve to cut interest rates further in the months ahead.

MORTGAGE MARKET REVIEW
During 1995, mortgage rates continued to decline. However, the incentive to refinance in 1995 differed from the 1993 experience because Treasury bill rates ended the period higher than they were in 1993. This made adjustable rate mortgages and other mortgages tied to the front end of the yield curve less attractive refinancing alternatives than they were in the last rally. Therefore, in spite of the low level of rates, prepayments for fixed rate mortgages did not reach the levels experienced in 1993.

During the reporting period, mortgages outperformed Treasury securities on a duration adjusted basis. During the first and third fiscal quarters, the mortgage market performed well. Second quarter was the most difficult because the continuing rally was combined with rising volatility which had a negative impact on mortgage-backed securities.

PORTFOLIO ACTIVITY
During the period the portfolio was invested predominantly in mortgage-backed securities (MBS) with a small allocation to Treasury securities. The MBS fixed-rate coupons held in the portfolio varied with our outlook for


1



                                       ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

prepayments and the level of market volatility. For example, in the first part of the period, we held premium mortgages (which increased the portfolio's yield) and bought options so the portfolio would benefit in a declining rate environment. In the second half of the year, we reduced the positions in premium mortgages and added lower dollar-price MBS to increase the convexity of the portfolio. The Fund's holdings remain neutrally constructed with respect to interest rate changes.

INVESTMENT OUTLOOK
It is our view that U.S. economic growth will remain modest in the period ahead. Our forecast calls for a fixed based year GDP growth rate of 2.0% in the first six months of the year ('fixed based year' refers to the government's traditional GDP measure versus the new 'chain-weighted' measure). With few inflationary pressures on the horizon, the Federal Reserve recently authorized a minor, 25-basis point reduction in interest rates, and may cut further to stimulate consumer expenditures and investment. If our forecast proves correct, the result should be further gains in U.S. bond prices.

Alliance Mortgage Securities Income Fund continues to provide high current income and as economic and market conditions change throughout the year, we believe that our consistent investment strategy will further benefit shareholders.

Thank you for your continued interest and investment in Alliance Mortgage Securities Income Fund. We look forward to reporting its progress to you in the coming months.

Sincerely,

John D. Carifa
Chairman and President

Patricia J. Young
Senior Vice President

Paul A. Ullman
Vice President


2



INVESTMENT RESULTS                     ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1995

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ---------------------------
 . One Year                   +15.34%        +10.45%
 . Five Years                  +8.20%         +7.26%
 . Ten Years                   +8.61%         +8.14%
SEC Yield                      5.96%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ---------------------------
 . One Year                   +14.48%        +11.48%
 . Since Inception*            +6.02%         +6.02%
SEC Yield                      5.52%

CLASS C SHARES
 . One Year                   +14.46%
 . Since Inception*            +4.08%
SEC Yield                      5.52%


The average annual total returns reflect investment of dividends and/or capital gains distributions in additional shares-with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); Class C shares are not subject to front-end or contingent deferred sales charges. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Yields are for the 30 days ended December 31, 1995.


*  Inception: 1/30/92, Class B; 5/3/93, Class C.


3



                                       ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

ALLIANCE MORTGAGE SECURITIES INCOME FUND
GROWTH OF A $10,000 INVESTMENT:
12/31/85 TO 12/31/95

$27,000
$24,000
$21,000
$18,000
$15000
$12,000
$9,000

12/31/85        12/31/95

LB MORTGAGE-BACKED SECURITIES INDEX

LIPPER U.S. MORTGAGE FUNDS AVERAGE

MORTGAGE SECURITIES INCOME FUND CLASS A: $21,871

This chart illustrates the total value of an assumed $10,000 investment in Alliance Mortgage Securities Income Fund Class A shares over a 10-year period after deducting the maximum 4.25% sales charge, and with dividends and capital gains reinvested. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to those classes. Results should not be considered representative of future gain or loss in capital value or dividend income.

The Lehman Brothers Mortgage-Backed Securities Index is composed of all fixed rate bonds backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA).

The Lipper U.S. Mortgage Funds Average reflects performance of 58 funds. These funds have generally similar investment objectives to Alliance Mortgage Securities Income Fund, although some funds included in the average may have somewhat different investment policies.

When comparing Alliance Mortgage Securities Income Fund to the index and average shown above, you should note that the Fund's performance reflects the maximum sales charge of 4.25% while no such charges are reflected in the performance of the index. Sales charges, where applicable, have been deducted from the funds included in the average.

Mortgage Securities Income Fund
LB Mortgage-Backed Securities Index
Lipper U.S. Mortgage Funds Average


4



PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995                      ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

                                                 PRINCIPAL
                                                   AMOUNT
                                                    (000)          VALUE
---------------------------------------------------------------------------
MORTGAGE-RELATED SECURITIES-93.4%
FEDERAL HOME LOAN MORTGAGE CORP.-44.1%
  7.00%, 8/01/09-1/01/11 (GOLD)                   $188,861     $192,460,332
  7.50%, 2/01/23-8/01/25 (GOLD)                    165,496      169,685,137
  8.00%, 11/01/22-10/01/25 (GOLD)                  169,984      176,145,943
  10.50%, 9/01/19-10/01/20                           9,084       10,031,951
  11.50%, 10/01/10-6/01/20                           4,830        5,446,259
  12.25%, 8/01/13-7/01/14                              993        1,132,352
  12.50%, 6/01/19-6/15/19                            6,061        7,015,289
  12.75%, 6/01/12-2/01/14                              341          394,070
  13.00%, 5/01/14-12/15/18                           2,416        2,827,658
  13.50%, 1/01/12-10/01/16                             597          707,269
  14.75%, 3/01/10                                       85          101,237
Total Federal Home Loan Mortgage Corp.
  (cost $557,978,233)                                           565,947,497

FEDERAL NATIONAL MORTGAGE ASSOCIATION-17.0%
  8.00%, 3/01/23-11/01/25                          102,326      105,971,046
  8.50%, 6/01/24-9/01/25                           102,383      106,862,462
  11.50%, 1/01/99                                    5,093        5,806,144
  12.00%, 2/01/98-7/01/00                               70           73,977
Total Federal National Mortgage Association
  (cost $214,166,513)                                           218,713,629

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-15.2%
  7.00%, 7/20/25-8/20/25 (a)                        47,751       48,765,708
  8.00%, 4/15/17-10/15/24 (a)                       42,543       44,328,366
  8.50%, 9/15/24-12/15/24                           93,767       98,455,407
  9.00%, 12/15/19                                        5            5,737
  10.00%, 10/15/17-6/15/20                           1,694        1,864,916
  11.00%, 1/20/01                                       16           16,853
  11.50%, 3/15/10-11/15/15                           1,217        1,392,624
  12.00%, 2/15/14                                      336          390,063
  12.50%, 3/15/11-5/15/15                              343          404,565
  13.00%, 11/15/99-1/15/00                              34           35,764
  15.00%, 2/15/12                                        1              620
Total Government National Mortgage Association
  (cost $186,051,378)                                           195,660,623

COLLATERALIZED MORTGAGE OBLIGATIONS-14.5%
Countrywide Funding Corp.
  Series 1995-2 Cl.A4
  8.50%, 6/25/25                                    15,809       16,191,894
Donaldson, Lufkin & Jenrette
  Series 1994-Q12
  7.787%, 9/25/24 (c)                               46,072       47,252,905
  Series 1994-QE1 Cl.A1
  7.907%, 4/25/24 (c)(d)                            12,019       12,101,720
  Series 1994-QE2 Cl.A1
  8.017%, 7/25/24 (c)(d)                            21,101       21,299,215
Federal Home Loan Mortgage Corp.
  Series 1664 Cl.A (P/O)
  Zero coupon, 12/15/23                             13,893       13,146,440
Independent National Mortgage Corp.
  Series 1995-E Cl.A1
  7.744%, 4/25/25 (b)                               40,104       40,630,501
Merrill Lynch Mortgage Investors, Inc.
  Series 1995-C3 Cl.A3
  7.089%, 12/26/25                                  35,598       36,737,137
Total Collateralized Mortgage Obligations
  (cost $186,261,047)                                           187,359,812


5



PORTFOLIO OF INVESTMENTS (CONTINUED)   ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

                                                 PRINCIPAL
                                                   AMOUNT
                                                    (000)          VALUE
---------------------------------------------------------------------------
COMMERCIAL MORTGAGE BACKED SECURITIES-2.6%
Donaldson, Lufkin & Jenrette
  Series 1995-CF2 Cl.A3
  6.85%, 11/17/05(d)                              $ 26,300   $   26,891,750
Federal Home Loan Bank
  Series 20-1
  7.61%, 4/25/02                                     6,547        6,647,932
Total Commercial Mortgage Backed Securities
  (cost $33,342,424)                                             33,539,682
Total Mortgage-Related Securities
  (cost $1,177,799,595)                                       1,201,221,243

U.S. TREASURY SECURITIES-12.3%
U.S. Treasury Note
  5.875%, 11/15/05 (e)
  (cost $154,037,909)                              154,310      157,781,975

ASSET BACKED SECURITIES-1.3%
Brazos Student Finance Corporation
  Series 1995-A4 FRN 6.20%, 12/01/25
  (cost $16,900,000)                                16,900       16,905,240

SHORT TERM INVESTMENTS-5.1%
REPURCHASE AGREEMENT-5.1%
Prudential Securities
  5.95%, dated 12/29/95, due 1/02/96,
  collateralized by $50,000,000 FHLMC 1008F
  6.95% (c), 10/15/20 and $28,756,000 FNMA
  1991-34F 6.74% (c), 4/25/21
  (amortized cost $65,026,000)                    $ 65,026   $   65,026,000

TOTAL INVESTMENTS-112.1%
  (cost $1,413,763,504)                                       1,440,934,458
Other assets less liabilities-(12.1%)                          (155,393,645)

NET ASSETS-100%                                              $1,285,540,813


(a) Adjustable rate mortgages; stated interest rate in effect at December 31, 1995.

(b) Interest rate is indexed to a one year constant maturity treasury plus a premium; stated interest rate in effect at December 31, 1995.

(c) Interest rate is indexed to London Interbank Offered Rate plus a premium; stated interest rate in effect at December 31, 1995.

(d) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1995, these securities amounted to $60,292,685 or 4.7% of net assets.

(e) Securities, or a portion thereof, loaned at December 31, 1995 with an aggregate market value of $157,781,975 and cash collateral received from the counterparty of Bear Stearns in the amount of $157,203,313.

    Glossary of Terms:
    FHLMC - Federal Home Loan Mortgage Corp.
    FNMA  - Federal National Mortgage Association.
    FRN   - Floating Rate Note.
    P/O   - Principal Only.

    See notes to financial statements.


6



STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995                      ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $1,413,763,504)     $1,440,934,458
  Cash                                                               1,657,874
  Interest receivable                                                9,514,609
  Receivable for investment securities sold                          6,646,333
  Receivable for capital stock sold                                    205,326
  Other assets                                                          15,326
  Total assets                                                   1,458,973,926

LIABILITIES
  Deposit for securities loaned                                    157,338,887
  Payable for investment securities purchased                        6,658,995
  Dividends payable                                                  4,360,957
  Payable for capital stock redeemed                                 2,908,970
  Advisory fee payable                                               1,669,816
  Distribution fee payable                                             152,004
  Accrued expenses and other liabilities                               343,484
  Total liabilities                                                173,433,113

NET ASSETS                                                      $1,285,540,813

COMPOSITION OF NET ASSETS
  Capital stock, at par                                         $    1,469,610
  Additional paid-in capital                                     1,460,031,465
  Distributions in excess of net investment income                  (4,360,957)
  Accumulated net realized loss on investments                    (198,770,259)
  Net unrealized appreciation of investments                        27,170,954
                                                                $1,285,540,813

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share($502,390,341/
    57,432,532 shares of capital stock issued and outstanding)           $8.75
  Sales charge-4.25% of public offering price                              .39
  Maximum offering price                                                 $9.14

  CLASS B SHARES
  Net asset value and offering price per share($737,592,512/
    84,320,400 shares of capital stock issued and outstanding)           $8.75

  CLASS C SHARES
  Net asset value, redemption and offering price per share($45,557,960/
    5,208,111 shares of capital stock issued and outstanding)            $8.75


See notes to financial statements.


7



STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1995           ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                         $119,489,457

EXPENSES
  Advisory fee                                       $ 7,177,437
  Distribution fee - Class A                           1,586,741
  Distribution fee - Class B                           8,376,517
  Distribution fee - Class C                             513,701
  Transfer agency                                      1,942,545
  Custodian                                              362,869
  Administrative                                         290,012
  Printing                                               206,144
  Audit and legal                                        170,003
  Registration                                           131,488
  Taxes                                                  124,200
  Directors' fees                                         23,530
  Miscellaneous                                           50,802
  Total expenses before interest                      20,955,989
  Interest expense                                     8,880,561
  Total expenses                                                     29,836,550
  Net investment income                                              89,652,907

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                                   16,064,347
  Net change in unrealized appreciation of investments               92,126,997
  Net gain on investments                                           108,191,344

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $197,844,251


See notes to financial statements.


8



STATEMENT OF CHANGES IN NET ASSETS     ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

                                                  YEAR ENDED       YEAR ENDED
                                                 DEC. 31,1995     DEC. 31,1994
                                               ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                        $   89,652,907   $  125,266,296
  Net realized gain (loss) on investments          16,064,347     (211,057,813)
  Net change in unrealized appreciation
    (depreciation) of investments                  92,126,997      (66,518,327)
  Net increase (decrease) in net assets from
    operations                                    197,844,251     (152,309,844)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                       (35,713,261)     (47,603,015)
    Class B                                       (50,484,743)     (71,792,708)
    Class C                                        (3,099,100)      (5,089,134)
  Tax return of capital
    Class A                                        (1,057,774)      (1,891,214)
    Class B                                        (1,495,283)      (2,852,244)
    Class C                                           (91,791)        (202,186)

CAPITAL STOCK TRANSACTIONS
  Net decrease                                   (354,006,980)    (578,709,664)
  Total decrease                                 (248,104,681)    (860,450,009)

NET ASSETS
  Beginning of year                             1,533,645,494    2,394,095,503
  End of year                                  $1,285,540,813   $1,533,645,494


See notes to financial statements.


9



NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1995                      ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Mortgage Securities Income Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified open-end investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25%. Class B shares are sold with a contingent deferred sales charge which declines from 3.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are sold without an initial or contingent deferred sales charge. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Fixed-income securities are valued on the basis of prices provided by a pricing service and brokers. However, securities which are traded over-the-counter and on a national securities exchange may be valued according to the broadest and most representative market. It is expected that, for the fixed-income securities and options in which the Fund invests, this ordinarily will be the over-the-counter market. Securities not priced in this manner are valued at the latest quoted bid price, or when exchange valuations are used, at the latest quoted sale price on the day of valuation.

If there is no such reported sale, the latest quoted bid price will be used. Other securities for which quotations are not readily available or illiquid securities will be valued in good faith at fair value using methods determined by the Board of Directors. In determining fair value, consideration is given to cost, operations and other financial data. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

2. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Security transactions are accounted for on the date the securities are purchased or sold. The Fund accretes discounts and premiums as adjustments to interest income. Security gains and losses are determined on the identified cost basis.

4. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

5. RECLASSIFICATION OF COMPONENTS OF NET ASSETS
During the year, the Fund reclassified certain components of net assets. The reclassification was the result of a tax return of capital. The reclassification resulted in a net decrease to distributions in excess of net investment income and a corresponding decrease to additional paid-in capital of $2,644,848. Net assets were not affected by the reclassification.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the 'Adviser'), an advisory fee at a quarterly rate equal to .1375 of 1% (approximately .55 of 1% on an annual basis) of the first $500 million of the Fund's net assets and .125 of 1% (approximately .50 of 1% on an annual basis) of its net assets over $500 million, valued on the last business day of the previous quarter. The Adviser has agreed, under the terms of the investment advisory agreement, to reimburse the Fund to the extent that its aggregate expenses (exclusive of interest, taxes, brokerage, distribution fees, and extraordinary expenses) in any year exceed 1% of its average daily net assets for such year. No such reimbursement was required for the year ended December 31, 1995. Pursuant to the advisory agreement, the Fund paid $290,012 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended December 31, 1995.


10



                                       ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $1,210,760 for the year ended December 31, 1995.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's capital stock. The Distributor received front-end sales charges of $15,075 from the sales of Class A shares and $1,596,882 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B shares for the year ended December 31, 1995.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the 'Agreement') pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to Class B and Class C shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $15,837,781 and $2,076,306 for Class B and C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments) aggregated $4,361,691,189 and $4,798,480,399, respectively, for the year ended December 31, 1995.

At December 31, 1995 the cost of securities for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $27,759,927 and gross unrealized depreciation of investments was $588,973 resulting in net unrealized appreciation of $27,170,954. For federal income tax purposes, the Fund had a capital loss carryforward at December 31, 1995 of $198,735,479 which expires in 2002.

1. FINANCIAL FUTURES CONTRACTS
The Fund may buy or sell interest rate futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. Upon entering into a contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.


11



NOTES TO FINANCIAL STATEMENTS (CONT.)
ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 1,800,000,000 shares of $.01 par value capital stock authorized designated Class A, Class B and Class C shares.
Each class consists of 600,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                        AMOUNT
                     --------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED      YEAR ENDED      YEAR ENDED
                     DECEMBER 31,  DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                          1995          1994           1995            1994
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold            2,304,239     4,590,689   $  19,703,528   $  40,889,085
Shares issued in
  reinvestment of
  dividends            2,406,345     3,056,141      20,433,219      26,209,764
Shares redeemed      (15,434,077)  (30,797,504)   (131,032,865)   (261,551,480)
Net decrease         (10,723,493)  (23,150,674)  $ (90,896,118)  $(194,452,631)

CLASS B
Shares sold            2,932,891    10,395,450   $  24,859,068   $  93,124,118
Shares issued in
  reinvestment of
  dividends            2,762,632     4,486,737      23,430,516      38,565,381
Shares redeemed      (34,701,182)  (58,134,672)   (294,722,980)   (495,029,365)
Net decrease         (29,005,659)  (43,252,485)  $(246,433,396)  $(363,339,866)

CLASS C
Shares sold              946,878     6,008,369   $   8,056,839   $  53,836,318
Shares issued in
  reinvestment of
  dividends              195,729       433,318       1,654,570       3,731,183
Shares redeemed       (3,110,655)   (9,142,915)    (26,388,875)    (78,484,668)
Net decrease          (1,968,048)   (2,701,228)   $(16,677,466)   $(20,917,167)


NOTE F: SECURITY LENDING
The Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Fund. As of December 31, 1995 the Fund had entered into security lending agreements in the amounts of $135,990,770 with J.P. Morgan, with an interest rate of 5.3% maturing on January 2, 1996 and $21,338,887 with Bear Sterns & Co., with an interest rate of 5.2% maturing on January 3, 1996. For the year ended December 31, 1995, the maximum amount of security lending agreements outstanding was $405,958,875, the average amount outstanding was $172,756,497, and the daily weighted average interest rate was 5.14%. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. When such securities are borrowed against cash the Fund agrees to pay the borrower of such securities a 'rebate rate' for the use of the cash the borrower has pledged as collateral. The rebate rate is the spread between the interest rate received and interest rate paid in the repurchase agreement market by the securities borrower.


12



FINANCIAL HIGHLIGHTS                   ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                   CLASS A
                                           --------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------------
                                               1995        1994        1993       1992       1991
                                           -----------  ----------  ---------  ---------  ---------
Net asset value beginning of year             $8.13        $9.29       $9.08      $9.21      $8.79

INCOME FROM INVESTMENT OPERATIONS
Net investment income                           .57(a)       .57         .67        .77        .88
Net realized and unrealized gain (loss)
  on investments                                .64        (1.13)        .23       (.09)       .41
Net increase (decrease) in net asset
  value from operations                        1.21         (.56)        .90        .68       1.29

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income           (.57)        (.58)       (.67)      (.81)      (.87)
Dividends in excess of net investment
  income                                         -0-          -0-       (.02)        -0-        -0-
Tax return of capital                          (.02)        (.02)         -0-        -0-        -0-
Total dividends and distributions              (.59)        (.60)       (.69)      (.81)      (.87)
Net asset value, end of year                  $8.75        $8.13       $9.29      $9.08      $9.21

TOTAL RETURN
Total investment return based on net
  asset value (b)                             15.34%       (6.14)%     10.14%      7.73%     15.44%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year(000's omitted)     $502,390     $553,889    $848,069   $789,898   $544,171
Ratio of expenses to average net assets        1.66%        1.29%       1.00%      1.18%      1.16%
Ratio of expenses to average net assets
  excluding interest expense                   1.03%         .97%       1.00%      1.18%      1.16%
Ratio of net investment income to
  average net assets                           6.77%        6.77%       7.20%      8.56%      9.92%
Portfolio turnover rate                         285%         438%        622%       555%       439%


See footnotes page 15.


13



FINANCIAL HIGHLIGHTS (CONTINUED)       ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                 CLASS B
                                           ----------------------------------------------------
                                                                                   JANUARY 30,
                                                                                     1992 (C)
                                                   YEAR ENDED DECEMBER 31,              TO
                                           ------------------------------------    DECEMBER 31,
                                               1995         1994         1993         1992
                                           -----------  ----------  -----------  --------------
Net asset value, beginning of period          $8.13        $9.29        $ 9.08       $ 9.16

INCOME FROM INVESTMENT OPERATIONS
Net investment income                           .51(a)       .51           .61          .68
Net realized and unrealized gain (loss)
  on investments                                .64        (1.14)          .22         (.08)
Net increase (decrease) in net asset
  value from operations                        1.15         (.63)          .83          .60

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income           (.51)        (.51)         (.60)        (.68)
Dividends in excess of net investment
  income                                         -0-          -0-         (.02)          -0-
Tax return of capital                          (.02)        (.02)           -0-          -0-
Total dividends and distributions              (.53)        (.53)         (.62)        (.68)
Net asset value, end of period                $8.75        $8.13        $ 9.29       $ 9.08

TOTAL RETURN
Total investment return based on net
  asset value (b)                             14.48%       (6.84)%        9.38%        7.81%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period(000's omitted)   $737,593     $921,418    $1,454,303   $1,153,957
Ratio of expenses to average net assets        2.37%        2.00%         1.70%        1.67%(d)
Ratio expenses to average net assets
  excluding interest expense                   1.74%        1.68%         1.70%        1.67%(d)
Ratio of net investment income to
  average net assets                           6.06%        6.05%         6.47%        5.92%(d)
Portfolio turnover rate                         285%         438%          622%         555%


See footnotes page 15.


14



                                       ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


                                                        CLASS C
                                           ------------------------------------
                                                                  MAY 3,1993(C)
                                           YEAR ENDED DECEMBER 31,      TO
                                           ----------------------  DECEMBER 31,
                                               1995        1994        1993
                                           -----------  ---------  ------------
Net asset value, beginning of period          $8.13      $ 9.29      $ 9.30

INCOME FROM INVESTMENT OPERATIONS
Net investment income                           .51(a)      .51         .40
Net realized and unrealized gain(loss)
  on investments                                .64       (1.14)         -0-
Net increase (decrease) in net asset
  value from operations                        1.15        (.63)        .40

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income           (.51)       (.51)       (.40)
Dividends in excess of net investment
  income                                         -0-         -0-       (.01)
Tax return of capital                          (.02)       (.02)         -0-
Total dividends and distributions              (.53)       (.53)       (.41)
Net asset value, end of period                $8.75      $ 8.13      $ 9.29

TOTAL RETURN
Total investment return based on net
  asset value (b)                             14.46%      (6.84)%      4.34%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period(000's omitted)    $45,558     $58,338     $91,724
Ratio of expenses to average net assets        2.35%       1.97%       1.67%(d)
Ratio expense to average net assets
  excluding interest expense                   1.73%       1.69%       1.67%(d)
Ratio of net investment income to
  average net assets                           6.07%       6.06%       5.92%(d)
Portfolio turnover rate                         285%        438%        622%


(a) Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c) Commencement of distribution.

(d) Annualized.


15



REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                   ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCE MORTGAGE SECURITIES INCOME FUND, INC.

We have audited the accompanying statement of assets and liabilities of Alliance Mortgage Securities Income Fund, Inc. (the 'Fund'), including the portfolio of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Mortgage Securities Income Fund, Inc. at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

Ernst & Young LLP
New York, New York
January 31, 1996


16



                                       ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JAMES R. GREENE (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
EUGENE F. O'NEIL (1)
ROBERT C. WHITE (1)

OFFICERS
KATHLEEN H. CORBET, SENIOR VICE PRESIDENT
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
PATRICIA J. YOUNG, SENIOR VICE PRESIDENT
PAUL A. ULLMAN, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
PATRICK J. FARRELL, CONTROLLER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800)221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004


(1)  Member of the Audit Committee.


17



THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
  U.S. Government Portfolio
  Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Mortgage Securities Income Fund
Alliance Mortgage Strategy Trust
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term Multi-Market Trust
Alliance Short-Term U.S. Government Fund
Alliance World Income Trust

TAX-FREE INCOME
Alliance Municipal Income Fund
  California Portfolio
  Insured California Portfolio
  Insured National Portfolio
  National Portfolio
  New York Portfolio
Alliance Municipal Income Fund II
  Arizona Portfolio
  Florida Portfolio
  Massachusetts Portfolio
  Michigan Portfolio
  Minnesota Portfolio
  New Jersey Portfolio
  Ohio Portfolio
  Pennsylvania Portfolio
  Virginia Portfolio

GROWTH
The Alliance Fund
Alliance Counterpoint Fund
Alliance Global Small Cap Fund
Alliance Growth Fund
Alliance Premier Growth Fund

GROWTH & INCOME
Alliance Strategic Balanced Fund
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Income Builder Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance International Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
Alliance Global Environment Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
ACM Institutional Reserves
  Government Portfolio
  Prime Portfolio
  Tax-Free Portfolio
  Trust Portfolio
Alliance Capital Reserves
Alliance Government Reserves
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
  California Portfolio
  Connecticut Portfolio
  General Portfolio
  New Jersey Portfolio
  New York Portfolio
  Virginia Portfolio
Alliance Treasury Reserves


18



ALLIANCE MORTGAGE SECURITIES INCOME FUND
1345 Avenue of the Americas
New York, NY  10105
(800) 221-5672

ALLIANCECAPITAL
MUTUAL FUNDS WITHOUT THE MYSTERY.

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

MORAR